VOYA PARTNERS, INC.

VY® T. Rowe Price Growth Equity Portfolio

(the “Portfolio”)

Supplement dated January 24, 2018 to the Portfolio’s

current Statement of Additional Information (“SAI”) dated May 1, 2017

On January 11, 2018, the Board of Directors of Voya Partners, Inc. approved modifications with respect to the Portfolio’s sub-advisory fee effective January 1, 2018.

Effective immediately, the Portfolio’s SAI is revised as follows:

1.	The line item with respect to the Portfolio in the table within the section entitled “Sub-Adviser – Sub-Advisory Fees” of the Portfolio’s SAI is deleted and replaced with the following:

Portfolio	Sub-Adviser	Annual Sub-Advisory Fee
VY® T. Rowe Price Growth Equity Portfolio	T. Rowe Price

Assets up to $100 million:

0.50% on the first $50 million of the Portfolio’s average daily net assets;

0.40% on the next $50 million of the Portfolio’s average daily net assets up to $100 million;

When the assets exceed $100 million, the fee schedule resets as follows:

0.40% on the first $250 million of the Portfolio’s average daily net assets;

0.375% on the next $250 million of the Portfolio’s average daily net assets;

0.35% on the next $500 million of the Portfolio’s average daily net assets up to $1 billion;

When the assets exceed $1 billion, the fee schedule resets as follows:

0.30% of the Portfolio’s average daily net assets.

Transitional credit applied when the Portfolio’s net assets are between approximately $803.6 million and $1 billion.

2.	The second paragraph of the section entitled “Sub-Adviser – Sub-Advisory Fees – Aggregation” is deleted in its entirety and replaced with the following:

All T. Rowe Price sub-advisory fees are subject to a preferred provider discount. For purposes of calculating the discount, the assets of VY® T. Rowe Price Diversified Mid Cap Growth Portfolio and VY® T. Rowe Price Growth Equity Portfolio are aggregated with the assets of VY® T. Rowe Price Capital Appreciation Portfolio, VY® T. Rowe Price Equity Income Portfolio and VY® T. Rowe Price International Stock Portfolio, each a series of Voya Investors Trust. The discount is calculated based on the assets of all T. Rowe Price sub-advised funds as follows:

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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